Scudder
High Yield
Tax Free Fund

Semiannual Report
June 30, 1997

Pure No-Load(TM) Funds

Offers convenient access to high tax-free yields by investing primarily in investment-grade municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

[LOGO]

                                    In Brief

o Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 5.13% as of June 30, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 8.02% and 8.49%, respectively.

o The Fund received four stars from Morningstar, reflecting an "above-average" rating for risk-adjusted performance through June 30, 1997.*

o For the six-month period as well as for one-, three-, and ten-year periods, the Fund placed in the top quartile of total return performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.



* For your information, these ratings are subject to change every month and are calculated from the Fund's three-, five-, and 10-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund received five stars for three-year performance and four stars for five- and 10-year performance among 1,315, 640, and 297 municipal funds, respectively. Past performance is no guarantee of future returns.




                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  16  Financial Statements
  19  Financial Highlights
  20  Notes to Financial Statements
  24  Officers and Trustees
  25  Investment Products and Services
  26  Scudder Solutions



                       2-Scudder High Yield Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder High Yield Tax Free Fund's performance over its most recent semiannual period ended June 30, 1997. In addition to the Fund's four-star Morningstar rating as of June 30 (see "In Brief" on page 2), the Fund placed in the top quartile of similar tax free funds tracked by Lipper for total return performance over the six-month period and over one-, three-, and ten-year periods. The Fund posted a 5.13% 30-day net annualized SEC yield as of June 30, which is equivalent to a taxable yield of 8.49% for investors in the top federal tax bracket. As outlined in the discussion that follows, the BBB bonds the Fund has focused on recently have rewarded us, not only outperforming Treasury bonds but other municipal bonds as well. Please read the discussion beginning on page 6 for more information.

     For those of you who enjoy staying abreast of new products and services, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States. For a complete listing of Scudder's mutual fund offerings, see page 25.

     If you have any questions regarding Scudder High Yield Tax Free Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Website at http://funds.scudder.com.


     Sincerely,

     /s/David S. Lee
     David S. Lee
     President,
     Scudder High Yield Tax Free Fund


                       3-Scudder High Yield Tax Free Fund

PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
6/30/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------
1 Year         $ 11,008      10.08%   10.08%
5 Year         $ 14,166      41.66%    7.21%
10 Year*       $ 22,692     126.92%    8.54%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,827       8.27%    8.27%
5 Year         $ 14,091      40.91%    7.10%
10 Year*       $ 21,945     119.45%    8.17%
--------------------------------------------
*The Fund commenced operations on January 22, 1987.
 Index comparisons begin January 31, 1987.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER HIGH YIELD TAX FREE FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,713
'89            $12,229
'90            $12,881
'91            $14,076
'92            $16,019
'93            $18,174
'94            $18,054
'95            $19,510
'96            $20,611
'97            $22,690

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,741
'89            $11,964
'90            $12,780
'91            $13,931
'92            $15,573
'93            $17,436
'94            $17,466
'95            $19,006
'96            $20,268
'97            $21,945

The unmanaged Lehman Brothers Municpal Bond Index is a market value-weighted measure of municipal bonds issued accross the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                      1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                   ----------------------------------------------------------------------------------------
NET ASSET VALUE...  $ 10.77  $ 11.45  $ 11.18  $ 11.35  $ 11.92  $ 12.51  $ 11.52  $ 11.71  $ 11.69  $ 12.18
INCOME DIVIDENDS..  $   .86  $   .79  $   .76  $   .77  $   .74  $   .70  $   .66  $   .70  $   .68  $   .66
CAPITAL GAINS
DISTRIBUTIONS.....  $     -  $     -  $   .11  $   .06  $   .19  $   .25  $   .26  $     -  $     -  $     -
FUND TOTAL
RETURN (%)........     7.13    14.15     5.33     9.28    13.80    13.46     -.66     8.07     5.65    10.08
INDEX TOTAL
RETURN (%)........     7.41    11.40     6.81     9.01    11.78    11.96      .20     8.82     6.64     8.27

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one and five year periods and life of Fund would have been lower.


                       4-Scudder High Yield Tax Free Fund

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                          22%
Toll Revenue/Transportation              13%
Electric Utility Revenue                 12%
Port/Airport & Revenue                   10%
Core Cities/Lease                         8%
Project Revenue/Special Assessment        7%
Pollution Control/
Industrial Development                    6%
Housing Finance Authority                 6%
County General Obligation/
Lease                                     4%
Miscellaneous Municipal                  12%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is broadly diversified,
with securities issued in 29 states
plus the District of Columbia and
the Virgin Islands.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                      16%
AA                                        7%
A                                        12%
BBB                                      47%
Not Rated of Below BBB                   18%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: A-

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, we
emphasized investment-grade,
15-year maturity municipal
bonds providing high relative
yields.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
1 - 5                                    13%
5 - 10                                   43%
10 - 20                                  44%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 9.74 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We continued to maintain a
cautious stance on the market,
with a neutral average duration
close to that of the Lehman
Brothers Municipal Bond Index.
(For an explanation of duration,
see page 7).

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                       5-Scudder High Yield Tax Free Fund

                        Portfolio Management Discussion

Dear Shareholders,

Scudder High Yield Tax Free Fund provided a 30-day net annualized SEC yield of 5.13% as of June 30, equivalent to fully taxable yields of 8.02% and 8.49%, respectively, for investors in the 36% and 39.6% tax brackets. In addition, the Fund benefited from an economic environment that seemed to be the best of both worlds -- a healthy U.S. economy accompanied by low to declining inflation. Though the wary bond market's response to this good news was significantly more modest than that of the stock market, many bonds recorded price increases. The Fund posted a 3.97% total return for the six months ended June 30, 1997, based on a $0.14 increase in the Fund's net asset value to $12.18, plus income distributions of $0.33 per share over the period. The Fund's return outpaced the 3.42% average total return of 49 similar funds over the same period as measured by Lipper Analytical Services, Inc. As shown in the chart below, the Fund's average annual total returns place it in the top quartile of its peer group for the six-month period, as well as for one-, three-, and ten-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.


 Competitive Total Return
 (Average annual returns for periods ended June 30, 1997)

           Scudder
            High      Lipper          Number
          Yield Tax   average          of
          Free Fund    annual         Funds    Percentile
Period     return      return  Rank  tracked    Ranking
------     ------      ------  ----  -------    -------
 Six
 months      3.97%     3.42%      8 of 49      Top 16%
 1 year     10.08%     8.53%      6 of 47      Top 13%
 3 years     7.92%     7.31%      8 of 32      Top 25%
 5 years     7.21%     6.71%      6 of 21      Top 29%
 10 years    8.59%     7.86%      3 of 15      Top 20%


Past performance does not guarantee future results.

                               Quiescent Inflation
                                 Bolsters Bonds

The U.S. economy roared out of the gate during the first quarter of 1997 at a 4.9% annualized rate of GDP growth, understandably sparking fears of renewed inflation among many market participants. It then retreated to a more modest 2.2% rate during the second quarter. All the while inflation not only remained at a low level, but producer prices -- a leading indicator of inflation -- actually fell for six consecutive months from January through June 1997.

Why has inflation been declining recently? We don't believe there is a single reason for the subduing of U.S. inflation but rather a convergence of causes. These include trade deregulation and business globalization, technological advances, declines in defense spending worldwide following the end of the Cold

                       6-Scudder High Yield Tax Free Fund

War, and reductions in government spending, especially in the United States and in countries attempting to forge the European Monetary Union.

This economic environment benefited municipal bonds. Yields of 10-year Treasury bonds rose a fraction of a percentage point, and their prices declined -0.50%, while 10-year municipal yields declined one tenth of a percentage point and their prices rose 0.80%. The municipal bond market also benefited from light new issue volume and steady demand from institutional and individual investors.

                                 Taking Profits,
                             Exploring Other Sectors

In conjunction with the Fund's primary goals of generating high tax-free income while posting competitive total returns, we emphasized investment-grade, 15-year-maturity municipal bonds providing high relative yields during the period. As of June 30, BBB-rated bonds made up 47% of the Fund's portfolio. As noted above, this strategy paid off for the Fund, and we have begun to sell BBB-rated hospital bonds that have appreciated significantly and to purchase BBB-rated bonds in other sectors, including colleges and urban development projects. We also sought additional yield by purchasing below-investment-grade bonds (ratings of BBB and above are considered investment grade). At the end of June, 18% of the Fund's portfolio was rated below BBB. Overall, we continued to maintain a cautious stance on the market, with a neutral average duration close to that of the Lehman Brothers Municipal Bond Index. As of June 30, 1997, the Fund's average duration was 7.20 years. (Duration gives relative weight to both interest and principal payments and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of June 30, 1997, the Fund held securities issued in 29 states plus the District of Columbia and the Virgin Islands.

Lastly, purchasing bonds with call protection remains a fundamental part of our investment strategy. Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provided a more reliable income stream than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

                                  Economic and
                                Market Prospects

Although we are in the seventh consecutive year of economic growth for the United States, the odds still appear to favor a continuation of that growth, perhaps even at a slightly higher rate. At the same time, the enormous expansion of U.S. consumer credit, among other factors, leaves the U.S. economy little margin for error. Whether growth continues unabated or is interrupted, we believe inflation will remain at relatively low levels, which is always a positive foundation for the bond market.

                       7-Scudder High Yield Tax Free Fund

Over the remainder of Scudder High Yield Tax Free Fund's fiscal year we will seek to maintain a balance between high tax free yield and favorable total return performance by searching for BBB-rated and below investment-grade bonds that meet our strict standards. We will also continue to emphasize noncallable bonds and broad diversification. Thank you for investing in Scudder High Yield Tax Free Fund.

Sincerely,
Your Portfolio Management Team

/s/Philip G. Condon           /s/Donald C. Carleton
Philip G. Condon              Donald C. Carleton


                       8-Scudder High Yield Tax Free Fund

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                                     Principal         Credit         Market
                                                                                    Amount ($)       Rating (c)      Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.9%
------------------------------------------------------------------------------------------------------------------------------
District of Columbia
District of Columbia, General Obligation:
  General Fund Recovery, Series 1991 B, Daily Demand Note, 4.1%, 6/1/03** ........   1,000,000          MIG1         1,000,000
  Series B1, Daily Demand Note, 4.1%, 6/1/03** ...................................     300,000          A1+            300,000
Kansas
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light,
  Periodic Auction Reset, 3.848%, 12/1/23 ........................................     500,000          A              500,000
North Dakota
Grand Forks, ND, Health Care Facilities Revenue, United Hospital Obligation
  Group, Series A, Variable Rate Demand Note, 4.15%, 12/1/25** ...................     600,000          MIG1           600,000
Grand Forks, ND, Hospital Facilities Revenue, Daily Demand Note, 4.15%,
  12/1/16** ......................................................................     700,000          MIG1           700,000
Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
  Daily Demand Note, 4.2%, 1/1/16** ..............................................     400,000          MIG1           400,000
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 4.15%, 3/1/17** .............................................   1,700,000          MIG1         1,700,000
Texas
Lone Star, TX, Airport Improvement Authority, Daily Demand Note, Series 1995
  A-3, 4.1%, 12/1/14** ...........................................................     100,000          MIG1           100,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $5,300,000)                                                             5,300,000
------------------------------------------------------------------------------------------------------------------------------

Long-term Municipal Investments 98.1%
------------------------------------------------------------------------------------------------------------------------------
Alaska
North Slope Borough, AK, General Obligation, Capital Appreciation, Series B,
  Zero Coupon, 6/30/05 (b) .......................................................   7,600,000          AAA          5,075,812
Arizona
Maricopa County, AZ, Industrial Development Revenue, Resource Recovery, Private
  Placement, 9.25%, 5/1/15 (AMT) .................................................   3,915,000          BB           3,928,742
McDowell Mountain Ranch, AZ, Communities Facilities District, 8.25%, 7/15/19 .....   3,000,000          BB           3,139,860
California
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien, Series A, Zero Coupon:
   Step-up Coupon, 0% to 1/1/05, 7.05% to 1/1/10 .................................   7,000,000          BBB          4,695,810
   Step-up Coupon, 0% to 1/1/05, 7.10% to 1/1/11 .................................   4,415,000          BBB          2,971,825
   Step-up Coupon, 0% to 1/1/05, 7.10% to 1/1/12 .................................   6,000,000          BBB          4,039,800
   Step-up Coupon, 0% to 1/1/05, 7.15% to 1/1/14 .................................   2,875,000          BBB          1,916,245

The accompanying notes are an integral part of the financial statements.


                       9-Scudder High Yield Tax Free Fund

                                                                                     Principal         Credit         Market
                                                                                    Amount ($)       Rating (c)      Value ($)
------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA, Aquarium of the Pacific Project, 6.1%, 7/1/10 ....................   4,500,000          BBB          4,557,105
Los Angeles County, CA, Certificate of Participation, Marina Del Ray, Series A,
  6.25%, 7/1/03 ..................................................................   5,500,000          BBB          5,759,930
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project, 6.5%,
  7/1/14 .........................................................................   2,500,000          BBB          2,641,125
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
  Coventry Park Project, Series 1996 A, 8.5%, 12/1/26 ............................   2,000,000          BB           2,027,460
San Joaquin Hills, CA, Transportation Corridor Agency, Orange County, Senior
  Lien Toll Road Revenue, Zero Coupon:
   Step-up Coupon, 0% to 1/1/02, 7.6% to 1/1/11 ..................................   5,000,000          BBB          4,231,150
   Step-up Coupon, 0% to 1/1/02, 7.65% to 1/1/12 .................................  15,000,000          BBB         12,605,700
   Step-up Coupon, 0% to 1/1/02, 7.65% to 1/1/13 .................................   4,000,000          BBB          3,346,120
Colorado
Denver, CO, Airport System Revenue:
  Series A, Zero Coupon:
   11/15/01 ......................................................................   5,120,000          BBB          4,053,606
   11/15/03 ......................................................................   3,050,000          BBB          2,143,479
   11/15/04 ......................................................................   3,130,000          BBB          2,073,844
   11/15/05 ......................................................................   1,855,000          BBB          1,152,920
  Series 1991 D, 7.75%, 11/15/13 .................................................   9,775,000          BBB         11,841,924
Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 7.75%, 9/1/16 ........   2,500,000          BB           2,530,500
Connecticut
Connecticut Development Authority, Mystic Marinelife Aquarium Project Revenue,
  6.875%, 12/1/17 ................................................................   1,000,000          BBB            996,450
Mashantucket Western Pequot Tribe, CT, Special Revenue Series 1996 A,
  144A, 6.4%, 9/1/11 .............................................................   3,000,000          BBB          3,143,640
District of Columbia
District of Columbia, Certificate of Participation, 7.3%, 1/1/13 .................   4,650,000          BB           5,021,954
District of Columbia, General Obligation, Series A, 5.875%, 6/1/05 (b) ...........   4,300,000          AAA          4,543,380
District of Columbia, Hospital Refunding Revenue:
  Medlantic Healthcare Group, Inc., 1993 Series A, 5.5%, 8/15/06 (b) .............   1,305,000          AAA          1,357,109
  Medlantic Washington Hospital Center, 1992 Series A, 7.125%, 8/15/19 ...........   3,000,000          BBB          3,366,240
Florida
Broward County, FL, Housing Finance Authority, Single Family Mortgage Revenue,
  Zero Coupon, 4/1/14 ............................................................   3,825,000          AA             706,515
Indian Trace, FL, Community Development Authority, Special Assessment District
  Bonds, 6.875%, 4/1/10 ..........................................................   2,340,000          BBB          2,340,842

The accompanying notes are an integral part of the financial statements.


                       10-Scudder High Yield Tax Free Fund

                                                                                     Principal         Credit         Market
                                                                                    Amount ($)       Rating (c)      Value ($)
------------------------------------------------------------------------------------------------------------------------------
Indian Trace, FL, Special Tax Revenue, Water Management, 8.25%, 5/1/05 ...........   2,220,000          BBB          2,372,048
Georgia
Coweta County, GA, Residential, Care Facilities for the Elderly 1st Lien,
  Wesley Woods, Series 1996A, 8.25%, 10/1/26 .....................................   1,000,000          BB           1,020,870
Municipal Electric Authority of Georgia, Power Revenue, Series Z, 5.5%, 1/1/12 ...   1,375,000          A            1,376,361
Rockdale County, GA, Development Authority Solid Waste Disposal Revenue, Visy
  Paper Inc. Project, Series 1993, 7.4%, 1/1/16 ..................................   4,880,000          BB           5,160,161
Illinois
Chicago-O'Hare International Airport, IL, 7.875%, 11/1/25 ........................   1,000,000          BBB          1,088,639
Hoffman Estates, IL, Tax Incremental Revenue, Zero Coupon, 5/15/06 ...............   4,000,000          A            2,523,120
Winnebago County, IL, School District #122, 6.45%, 6/1/08 (b) ....................   1,500,000          AAA          1,682,580
Indiana
Fishers, IN, Economic Development Revenue, First Mortgage/United Student
  Aid Inc. Project, Series 1989, 8.25%, 9/1/09 ...................................   2,000,000          A            2,084,520
Indiana Municipal Power Agency, Power Supply System Refunding Revenue,
  Series 1983 B, 5.875%, 1/1/09 (b) ..............................................   2,300,000          AAA          2,456,768
Indianapolis, IN, Economic Development, Refunding and Improvement Revenue,
  Robin Run Village Project, Series 1992, 7.625%, 10/1/22 ........................   1,500,000          BBB          1,623,585
Iowa
Des Moines, IA, Hospital Revenue Series 1996 B, 8.25%, 11/15/11 ..................   2,000,000          B            2,085,000
Maryland
Maryland Energy Finance Administration, Limited Obligation,
  Cogeneration-Warrior Run Project, 7.4%, 9/1/19 .................................   2,500,000          BB           2,655,650
Prince George's County, MD, Greater Southeast Healthcare, 6.2%, 1/1/08 ...........   1,000,000          BBB          1,014,410
Massachusetts
Boston, MA, Industrial Development Authority, Springhouse Project,
  9.25%, 7/1/25 ..................................................................   1,000,000          BB           1,082,959
Lowell, MA, General Obligation, 8.3%, 2/15/05 ....................................     365,000          BBB            431,412
Massachusetts Health & Educational Facilities Authority, Cooley Dickson Hospital
  Inc., 7.125%, 11/15/18 .........................................................   1,890,000          AAA          2,133,734
Massachusetts Industrial Finance Agency:
  Edgewood Retirement Community, Series A, 9%, 11/15/25 ..........................   1,000,000          BB           1,086,840
  Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/05 ......................   2,865,000          BB           2,988,768
Michigan
Detroit, MI, Downtown Development Authority:
  7/1/11 .........................................................................   3,150,000          A            1,376,550
  7/1/12 .........................................................................   3,150,000          A            1,288,130

The accompanying notes are an integral part of the financial statements.


                       11-Scudder High Yield Tax Free Fund

                                                                                     Principal         Credit         Market
                                                                                    Amount ($)       Rating (c)      Value ($)
------------------------------------------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority Revenue:
  Gratiot Community Hospital, Series 1988 A, 8.75%, 10/1/07 ......................   1,000,000          AAA          1,056,520
  Sinai Hospital, Series 1995:
   6.625%, 1/1/16 ................................................................   2,990,000          BBB          3,158,875
   7.5%, 10/1/27 .................................................................   2,000,000          BBB          2,191,940
Nevada
Las Vegas, NV, Downtown Redevelopment Agency, Tax Increment Revenue,
  Subordinate Lien, 6.1%, 6/15/14 ................................................   1,500,000          BBB          1,479,705
Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/11 ........................................................................   1,725,000          AA           1,771,092
New Hampshire
New Hampshire Higher Education & Health Facilities Authority:
  Monadnok Community Hospital, Series 1990, 9.125%, 10/1/20 ......................   1,435,000          BBB          1,553,962
  New Hampshire Catholic Charity, 8.4%, 8/1/11 ...................................     600,000          BBB            646,806
  St. Joseph's Hospital:
   7.5%, 1/1/07 ..................................................................   1,490,000          BBB          1,590,128
   7.5%, 1/1/16 ..................................................................   2,600,000          BBB          2,770,638
New Hampshire Higher Educational & Health Facilities Authority Revenue,
  Riverwoods at Exeter, Series A:
   6.375%, 3/1/13 ................................................................     725,000          BB             715,394
   6.5%, 3/1/23 ..................................................................   1,000,000          BB             983,950
New Jersey
New Jersey Economic Development Authority, Methodist Homes, 7.5%, 7/1/25 .........   1,000,000          BB           1,025,710
New York
Glen Cove HSB AU AMT C06, 8.25%, 10/1/26 .........................................   1,500,000          BB           1,528,755
Islip New York Community Development Agency, 7.5%, 3/1/26 ........................   2,500,000          BB           2,623,550
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
  7%, 7/1/09 .....................................................................   1,000,000          BBB          1,079,070
  Service Contract, Series O, 5.75%, 7/1/13 ......................................   2,750,000          BBB          2,781,598
New York City, NY, General Obligation:
  Series 1996 A, 7%, 8/1/07 ......................................................   5,000,000          A            5,614,450
  Series 1994 B, 7.3%, 8/15/10 ...................................................      90,000          A              100,328
  Series B, 6.1%, 8/15/05 ........................................................   3,500,000          A            3,699,220
  Series B1, prerefunded 8/15/04 at 101, 7.3%, 8/15/10 (d) .......................   1,080,000          AAA          1,262,466
New York City, NY, Industrial Development Agency, Visy Paper Inc. Project,
  Series 1995, 7.95%, 1/1/28 .....................................................   1,000,000          B            1,104,500

The accompanying notes are an integral part of the financial statements.


                       12-Scudder High Yield Tax Free Fund

                                                                                     Principal         Credit         Market
                                                                                    Amount ($)       Rating (c)      Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Authority Revenue:
  6.5%, 2/15/10 ..................................................................   1,500,000          A            1,627,995
  6.5%, 2/15/11 ..................................................................   1,000,000          A            1,083,910
New York State Dormitory Authority Revenue Bonds, Mental Health Services
  Facilities Improvement:
   6%, 8/15/12 ...................................................................   2,500,000          A            2,582,850
   6%, 8/15/16 ...................................................................   6,000,000          A            6,243,180
Ohio
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.8%, 7/1/08 ..................   5,485,000          BBB          5,802,801
Pennsylvania
Delaware County, PA, Industrial Development Authority Revenue, Resource
  Recovery Facilities Series A, 6%, 1/1/09 .......................................   2,000,000          A            2,062,040
Delaware County, PA, Authority Revenue Refunding, White Horse Village,
  Series A, 6.7%, 7/1/07 .........................................................   1,000,000          BB           1,017,770
Delaware County, PA, Authority Revenue, White Horse Village Inc., CCRC,
  Series 1996 A, 7.5%, 7/1/18 ....................................................   2,000,000          B            2,076,000
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue
  Refunding, KBF Associates, LP Project, 6.375%, 7/1/12 ..........................   5,500,000          BBB          5,573,810
Pennsylvania Higher Education Authority, Medical College of Pennsylvania,
  Series B, 7.25%, 3/1/05 ........................................................   1,000,000          AAA          1,113,290
Philadelphia PA, Authority for Industrial Development Revenues, 6.5%,
  10/1/27, 6.5%, 10/1/27 .........................................................   1,500,000          BB           1,525,530
Philadelphia, PA, Hospital and Higher Education Authority, Hospital Revenue,
  Graduate Health System Obligated Group, 6.25%, 7/1/13 ..........................   1,900,000          BBB          1,895,820
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Hospital
  Revenue, Albert Einstein Medical Center, 7.625%, 4/1/11 ........................   2,500,000          A            2,636,650
Pottsville, PA, Hospital Authority, Warne Clinic, 7.25%, 7/1/24 ..................   3,000,000          BBB          3,169,530
South Carolina
South Carolina Jobs-Economic Development Authority, Hospital Facilities
  Revenue, South Carolina Baptist Hospital, 5.3%, 8/1/09 (b) .....................   8,000,000          AAA          7,985,520
South Dakota
South Dakota Health & Educational Facilities Authority Revenue, Prairie Lakes
  Health Care System:
   7.125%, 4/1/10 ................................................................   1,000,000          BBB          1,062,820
   7.25%, 4/1/22 .................................................................   1,000,000          BBB          1,064,110
South Dakota Housing Development Authority, Home Ownership Mortgage, Series A,
  6.4%, 5/1/12 ...................................................................   3,500,000          AAA          3,628,765

The accompanying notes are an integral part of the financial statements.


                       13-Scudder High Yield Tax Free Fund

                                                                                     Principal         Credit         Market
                                                                                    Amount ($)       Rating (c)      Value ($)
------------------------------------------------------------------------------------------------------------------------------
Texas
Bexar County, TX, Housing Finance Corporation, Series A, Subject to AMT, GNMA
  Collateralized Mortgage, 8.2%, 4/1/22 ..........................................     995,000          AAA          1,046,739
Dallas-Fort Worth, TX, International Airport, American Airlines:
  7.5%, 11/1/25 ..................................................................   1,910,000          BBB          2,057,758
  7.25%, 11/1/30 .................................................................   5,000,000          BBB          5,454,350
Hidalgo County, TX, Health Services, Mission Hospital, Series 1996, 6.75%,
  8/15/16 ........................................................................   2,500,000          BBB          2,547,900
Midland County, TX, Hospital District, Midland Memorial Hospital, 7.5%, 6/1/16 ...   1,500,000          BBB          1,606,455
Utah
Salt Lake City, UT, Hospital Revenue, Intermountain Healthcare Systems, 6.65%,
  2/15/12 ........................................................................   2,000,000          AA           2,159,400
Vermont
Vermont Housing Finance Agency, Multi-Family Housing Revenue, Northgate
  Housing Project, 8.25%, 6/15/20 ................................................   1,035,000          A            1,074,496
Virgin Islands
Virgin Islands Public Finance Authority, General Obligation, Matching Fund
  Loan Notes, Series A, 7.25%, 10/1/18 ...........................................   6,500,000          BBB          7,067,580
Virginia
Pittsylvania County, VA, Industrial Development Authority, Multitrade of
  Pittsylvania County:
   L.P. Project, 7.45%, 1/1/09 ...................................................   1,500,000          BB           1,581,165
   L.P. Project, 7.5%, 1/1/14 ....................................................   3,500,000          BB           3,730,195
Virginia College Building Authority, Educational Facilities Revenue, Marymount
  University Project, 7%, 7/1/22 .................................................   1,200,000          BB           1,269,900
Washington
King County, WA, Public Hospital District, Hospital Revenue, Valley Medical
  Center, 6.25%, 9/1/09 (b) ......................................................     530,000          AAA            586,233
Washington Public Power Supply System, Nuclear Project #2, Refunding Revenue:
  Inverse Floater, 6.926%, 7/1/12* ...............................................   3,000,000          AA           2,722,500
  Series 1993 B, 5.65%, 7/1/08 (b) ...............................................   3,030,000          AAA          3,157,078
  Series B, 6.3%, 7/1/12 .........................................................  10,000,000          AA          10,759,000
Washington State Public Power Supply System Nuclear Project #2, Series 1996 A,
  6%, 7/1/08 (b) .................................................................   3,000,000          AAA          3,217,380
Washington Public Power Supply System, Nuclear Project #3, Refunding Revenue:
  Series 1993 B, 5.65%, 7/1/08 (b) ...............................................   3,640,000          AAA          3,792,662
  Series B, 7.125%, 7/1/16 .......................................................   2,500,000          AA           2,932,725

The accompanying notes are an integral part of the financial statements.


                       14-Scudder High Yield Tax Free Fund

                                                                                     Principal         Credit         Market
                                                                                    Amount ($)       Rating (c)      Value ($)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin
Wisconsin State Health & Educational Facilities Authority National Regency
  of New Berlin Project, Series 1995, 8%, 8/15/25                                    1,485,000          BB           1,539,396
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $272,530,327)                                                          292,935,152
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $277,830,327) (a)                                                       298,235,152
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $277,830,327. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $20,404,825. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,767,228 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $(362,403).

  (b) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

  (c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

  (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    * Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of June 30, 1997.

   ** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

The accompanying notes are an integral part of the financial statements.


                       15-Scudder High Yield Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $277,830,327) ..................   $ 298,235,152
                 Receivable for investments sold ........................................          60,000
                 Receivable for Fund shares sold ........................................         112,863
                 Interest receivable ....................................................       5,314,157
                 Other assets ...........................................................           5,709
                                                                                            ----------------
                 Total assets ...........................................................     303,727,881
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................       1,000,382
                 Due to custodian bank ..................................................          28,797
                 Dividends payable ......................................................         468,202
                 Payable for Fund shares redeemed .......................................         389,507
                 Accrued management fee .................................................         170,827
                 Other payables and accrued expenses ....................................          88,092
                                                                                            ----------------
                 Total liabilities ......................................................       2,145,807
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 301,582,074
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments .............................      20,404,825
                 Accumulated net realized loss ..........................................      (7,780,042)
                 Paid-in capital ........................................................     288,957,291
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 301,582,074
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($301,582,074 / 24,762,002 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of                           ----------------
                    shares authorized) ..................................................          $12.18
                                                                                            ----------------

The accompanying notes are an integral part of the financial statements.


                       16-Scudder High Yield Tax Free Fund

                            Statement of Operations
                  six months ended June 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $   9,453,474
                                                                                            -----------------
                 Expenses:
                 Management fee .........................................................       1,008,162
                 Services to shareholders ...............................................         203,092
                 Custodian and accounting fees ..........................................          54,626
                 Trustees' fees and expenses ............................................          25,068
                 Reports to shareholders ................................................          27,222
                 Legal ..................................................................           7,015
                 Auditing ...............................................................          18,497
                 Registration fees ......................................................          13,319
                 Other ..................................................................           8,195
                                                                                            -----------------
                                                                                                1,365,196
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          8,088,278
                ---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..............................         436,179
                 Net unrealized appreciation during the period on investments ...........       2,836,361
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                            3,272,540
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  11,360,818
                ---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


                       17-Scudder High Yield Tax Free Fund

                      Statements of Changes in Net Assets

                                                                                   Six Months
                                                                                      Ended
                                                                                    June 30,         Year ended
                                                                                      1997          December 31,
Increase (Decrease) in Net Assets                                                  (Unaudited)          1996
----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................   $  8,088,278     $ 16,407,315
                 Net realized gain (loss) from investment transactions ........        436,179       (5,169,621)
                 Net unrealized appreciation on investment transactions
                    during the period .........................................      2,836,361        1,246,316
                                                                                  --------------   ---------------
                 Net increase in net assets resulting from operations .........     11,360,818       12,484,010
                                                                                  --------------   ---------------
                 Distributions to shareholders from net investment income .....     (8,088,278)     (16,407,315)
                                                                                  --------------   ---------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................     42,695,572       58,667,981
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .............................      5,191,583       10,795,380
                 Cost of shares redeemed ......................................    (42,678,642)     (76,318,203)
                                                                                  --------------   ---------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ..............................................      5,208,513       (6,854,842)
                                                                                  --------------   ---------------
                 Increase (decrease) in net assets ............................      8,481,053      (10,778,147)
                 Net assets at beginning of period ............................    293,101,021      303,879,168
                                                                                  --------------   ---------------
                 Net assets at end of period ..................................   $301,582,074     $293,101,021
                                                                                  --------------   ---------------
Other Information
----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................     24,338,716       24,929,576
                                                                                  --------------   ---------------
                 Shares sold ..................................................      3,543,691        4,936,365
                 Shares issued to shareholders in reinvestment of
                    distributions .............................................        431,079          908,391
                 Shares redeemed ..............................................     (3,551,484)      (6,435,616)
                                                                                  --------------   ---------------
                 Net increase (decrease) in Fund shares .......................        423,286         (590,860)
                                                                                  --------------   ---------------
                 Shares outstanding at end of period ..........................     24,762,002       24,338,716
                                                                                  --------------   ---------------

The accompanying notes are an integral part of the financial statements.


                       18-Scudder High Yield Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                            Six Months
                              Ended
                             June 30,                                        Years Ended December 31,
                              1997
                           (Unaudited)    1996     1995     1994     1993     1992     1991     1990     1989     1988    1987(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning   -------------------------------------------------------------------------------------------------------
   of period ...............  $12.04     $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52   $12.00
                             -------------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income ......     .33        .66      .68      .70      .67      .72      .76      .77      .76      .83      .78
Net realized and unrealized
   gain (loss) on investments    .14       (.15)    1.37    (1.73)     .93      .50      .69     (.11)     .35      .54    (1.48)
Total from investment        -------------------------------------------------------------------------------------------------------
   operations ..............     .47        .51     2.05    (1.03)    1.60     1.22     1.45      .66     1.11     1.37     (.70)
                             -------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income .    (.33)      (.66)    (.72)    (.66)    (.67)    (.72)    (.76)    (.77)    (.76)    (.83)    (.78)
From net realized gains on
   investment transactions .      --         --       --       --     (.21)    (.27)    (.21)    (.05)    (.06)      --       --
In excess of net realized
   gains ...................      --         --       --       --     (.07)      --       --       --       --       --       --
                             -------------------------------------------------------------------------------------------------------
Total distributions ........    (.33)      (.66)    (.72)    (.66)    (.95)    (.99)    (.97)    (.82)    (.82)    (.83)    (.78)
                             -------------------------------------------------------------------------------------------------------
Net asset value, end of      -------------------------------------------------------------------------------------------------------
   period ..................  $12.18     $12.04   $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .......    3.97**     4.43    19.28    (8.38)   13.85    10.88    13.36     6.02    10.32    13.48    (5.81)**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............     302        293      304      260      317      204      160      129      114       74       36
Ratio of operating expenses,
   net to average daily net
   assets (%) ..............     .93*       .91      .80      .80      .92      .98     1.00     1.00     1.00      .67      .40*
Ratio of operating expenses
   before expense reductions,
   to average daily net
   assets (%) ..............     .93*       .95      .94      .97      .98      .99     1.04     1.09     1.15     1.25     1.80*
Ratio of net investment
   income to average net
   assets (%) ..............    5.53*      5.59     5.77     6.01     5.38     6.10     6.65     6.88     6.72     7.65     8.45*
Portfolio turnover rate (%).   27.66*      21.9     27.3     34.3     56.4     56.6     45.5     33.4     75.8     36.7    131.8*

(a) For the period January 22, 1987 (commencement of operations) to December 31, 1987.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                       19-Scudder High Yield Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $6,242,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($1,084,000), and December 31, 2004 ($5,158,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                       20-Scudder High Yield Tax Free Fund

Other. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $44,284,088 and $40,120,825, respectively.
                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% on the first $200,000,000 of average daily net assets, and .65% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended June 30, 1997, the Adviser imposed fees amounting to $1,008,162 which was equivalent to an annual effective rate of .69% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $144,193 of which $23,625 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $29,360, of which $4,964 is unpaid at June 30, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees and expenses aggregated $25,068.


                       21-Scudder High Yield Tax Free Fund

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                                  intentionally
                                   left blank.


                       22-Scudder High Yield Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.

                       23-Scudder High Yield Tax Free Fund

                             Officers and Trustees

David S. Lee*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Executive Fellow, Center for Business Ethics; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

Kathryn L. Quirk*
Trustee

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

                        *Scudder, Stevens & Clark, Inc.


                       24-Scudder High Yield Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                       25-Scudder High Yield Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                       26-Scudder High Yield Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                       27-Scudder High Yield Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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